                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Snyder Communications, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statements, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

--------------------------------------------------------------------------------

                          SNYDER COMMUNICATIONS, INC.
                              6903 ROCKLEDGE DRIVE
                                   15TH FLOOR
                            BETHESDA, MARYLAND 20817

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 7, 1997

                            ------------------------

To our stockholders:

     Notice is hereby given that the 1997 Annual Meeting of Stockholders of Snyder Communications, Inc. (the "Company") will be held in the Douglass Room at the Four Seasons Hotel, located at 2800 Pennsylvania Avenue, N.W., Washington, DC 20007, on Wednesday, May 7, 1997, at 10:00 a.m., local time, for the following purposes:

          1. To elect seven directors of the Company, each to serve for a one-year term expiring at the Company's 1998 Annual Meeting of Stockholders, and until his or her respective successor is elected and qualified or until his or her earlier resignation or removal;

          2. To consider and vote upon a proposal to amend and restate the Company's 1996 Stock Incentive Plan (the "Stock Option Plan") to read as set forth in Exhibit A to the Company's Proxy Statement relating to the 1997 Annual Meeting of Stockholders; and

          3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     Only stockholders of record at the close of business on March 28, 1997 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

                                          By Order of the Board of Directors,

                                          Michele D. Snyder
                                          Secretary

Dated: April 2, 1997

YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

                          SNYDER COMMUNICATIONS, INC.
                              6903 ROCKLEDGE DRIVE
                                   15TH FLOOR
                            BETHESDA, MARYLAND 20817
                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 7, 1997
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                              GENERAL INFORMATION

PROXY SOLICITATION

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Snyder Communications, Inc. (the "Company") for use at the 1997 Annual Meeting of Stockholders (the "Annual Meeting"), to be held in the Douglass Room at the Four Seasons Hotel located at 2800 Pennsylvania Avenue, N.W., Washington, DC 20007, on Wednesday, May 7, 1997, at 10:00 a.m., local time. The purpose of the Annual Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting.

     The Company is mailing its Annual Report to Stockholders for the year ended December 31, 1996, together with this Proxy Statement and the enclosed proxy, to stockholders entitled to vote at the Annual Meeting. The Annual Report to Stockholders does not form any part of the material for the solicitation of proxies.

     The Company will pay the cost of all proxy solicitation. In addition to the solicitation of proxies by use of the mails, officers and other employees of the Company and its subsidiaries may solicit proxies by personal interview, telephone, telecopy and telegram. None of these individuals will receive compensation for such services, which will be performed in addition to their regular duties. The Company also has made arrangements with brokerage firms, banks, nominees and other fiduciaries to forward proxy solicitation material for shares held of record by them to the beneficial owners of such shares. The Company will reimburse such persons for their reasonable out-of-pocket expenses in forwarding such material.

     This Proxy Statement and the enclosed proxy are first being mailed to the Company's stockholders on or about April 2, 1997.

VOTING AND REVOCABILITY OF PROXIES

     A proxy for use at the Annual Meeting and a return envelope are enclosed. Shares of common stock of the Company, par value $.001 (the "Common Stock"), outstanding as of the record date for the Annual Meeting and represented by a properly executed proxy, if such proxy is timely received and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated in such proxy. If no instructions are indicated, such shares will be voted "FOR" the election of the seven nominees for director named in the proxy and "FOR" the proposed amendment and restatement of the Company's 1996 Stock Incentive Plan ("Stock Option Plan"), to read as set forth in Exhibit A to the Proxy Statement. Discretionary authority is provided in the proxy as to any matters not specifically referred to therein. Management is not aware of any other matters which are likely to be brought before the Annual Meeting. If any such matters properly come before the Annual Meeting, however, the persons named in the proxy are fully authorized to vote thereon in accordance with their judgment and discretion.

     A stockholder who has given a proxy may revoke it at any time prior to its exercise at the Annual Meeting by (1) giving written notice of revocation to the Secretary of the Company, (2) properly submitting to the Company a duly executed proxy bearing a later date or (3) voting in person at the Annual Meeting. All written notices of revocation or other communications with respect to revocation of proxies should be addressed as follows: Snyder Communications, Inc., 6903 Rockledge Drive, 15th Floor, Bethesda, Maryland 20817, Attention: Corporate Secretary.

VOTING PROCEDURE

     All holders of record of the Common Stock of the Company at the close of business on March 28, 1997 (the "Record Date") will be eligible to vote at the Annual Meeting. Each holder of Common Stock is entitled to one vote at the Annual Meeting for each share held by such stockholder on the Record Date. As of March 21, 1997, there were 35,051,062 shares of Common Stock outstanding.

     The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business. Votes cast in person or by proxy, abstentions and broker non-votes (as hereinafter defined) will be tabulated by the inspectors of election and will be considered in the determination of whether a quorum is present at the Annual Meeting. The inspectors of election will treat shares represented by executed proxies which abstain from voting as shares that are present and entitled to vote for purposes of determining whether a matter is approved. If, with respect to any shares of Common Stock, a broker or other nominee submits a proxy indicating that instructions have not been received from the beneficial owners or the persons entitled to vote, and that such broker or other nominee does not have discretionary authority to vote such shares (a "broker non-vote") on Proposal 1 or Proposal 2, those shares will not be treated as present and entitled to vote at the Annual Meeting for purposes of determining whether Proposal 1 and Proposal 2 are approved at the meeting.

                               SECURITY OWNERSHIP

     The information set forth below regarding beneficial ownership of the Common Stock has been presented in accordance with rules of the Securities and Exchange Commission and is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership of Common Stock includes any shares as to which a person has the sole or shared voting power or investment power and also any shares which a person has the right to acquire within 60 days of the date of this proxy through the exercise of any stock option or other right.

SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN BENEFICIAL
OWNERS

     The following table sets forth, as of March 21, 1997, information regarding the beneficial ownership of the Common Stock by (a) each director and each nominee for election to the Board of Directors of the Company, (b) each of the executive officers of the Company named in the Summary Compensation Table under "Executive Compensation," (c) all persons known to the Company to be the beneficial owner of more than 5% of the Common Stock and (d) all directors, director nominees and executive officers of the Company as a group.

                                                                 AMOUNT AND NATURE OF    PERCENT
                   NAME OF BENEFICIAL OWNER(1)                   BENEFICIAL OWNERSHIP    OF CLASS
    ----------------------------------------------------------   --------------------    --------
    Daniel M. Snyder..........................................        10,047,124           28.7%
    Michele D. Snyder.........................................         3,586,711           10.2
    Mortimer B. Zuckerman and MBZ Trust of 1996(2)............         6,860,236           19.6
    Fred Drasner(3)...........................................         2,350,606            6.7
    Philip Guarascio(4).......................................                --           --
    Mark E. Jennings(5).......................................             4,600              *
    A. Clayton Perfall(6).....................................           200,000              *
    Terry Bateman.............................................             4,600              *
    Mitchell N. Gershman......................................             4,600              *
    Susan L. Marentis.........................................                --           --
    All directors, director nominees and executive officers
      as a group (20 persons)(7)..............................        23,837,477           68.0%

---------------
 *  Denotes less than 1%.

(1) Unless otherwise specified, the address of each of the persons in the table above is 6903 Rockledge Drive, 15th Floor, Bethesda, Maryland 20817.

(2) Consists of shares held in a limited partnership in which a corporation is an 84.85% general partner and Fred Drasner is a 15.15% limited partner. One-third of the shares of such corporate general partner are owned by Mortimer B. Zuckerman and two-thirds of such shares are owned by the MBZ Trust of 1996, for which an outside person acts as the Trustee. Mr. Zuckerman's address is 599 Lexington Avenue, Suite 1300, New York, New York 10022. The address of MBZ Trust of 1996 is c/o Boston Properties, 8 Arlington Street, Boston, MA 02116.

(3) Mr. Drasner's address is 450 West 33rd Street, New York, New York 10001.

(4) Mr. Guarascio's address is 3044 West Grand Blvd., Rm 10-212, Detroit, Michigan 48202.

(5) Mr. Jennings' address is 551 Fifth Avenue, New York, New York 11176.

(6) All such shares of Common Stock issuable upon exercise of currently exercisable options.

(7) Includes 950,000 shares of Common Stock issuable upon exercise of currently exercisable options.

                             ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

NOMINEES FOR ELECTION AS DIRECTORS

     The Certificate of Incorporation and Bylaws of the Company provide that directors shall be elected at the annual meeting of stockholders. The number of directors constituting the full Board of Directors currently is fixed at seven directors.

     Seven nominees are named in this Proxy Statement. If elected, each of the directors will serve for a one-year term expiring at the 1998 Annual Meeting of Stockholders and until his or her respective successor is elected and qualified, or until his or her earlier resignation or removal. The Board of Directors has nominated the seven incumbent directors for election to the Board: Daniel M. Snyder, Michele D. Snyder, A. Clayton Perfall, Mortimer B. Zuckerman, Fred Drasner, Philip Guarascio and Mark E. Jennings.

     Approval of the election of each of the nominees as directors of the Company requires the affirmative vote of a plurality of the votes cast at the Annual Meeting. In the event that any nominee should become unable or unwilling to serve as a director, it is the intention of the persons named in the proxy to vote for the election of such substitute nominee for election as a director of the Company as the Board of Directors may recommend. It is not anticipated that any nominee will be unable or unwilling to serve as a director.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES TO SERVE AS DIRECTORS OF THE COMPANY FOR THE TERM INDICATED.

     Biographical information concerning each of the director nominees is presented on the following pages. Each of the directors has served on the Board since 1996.

                                         NAME                                 AGE
            ---------------------------------------------------------------   ---
            Daniel M. Snyder...............................................   32
            Michele D. Snyder..............................................   34
            A. Clayton Perfall.............................................   38
            Mortimer B. Zuckerman..........................................   59
            Fred Drasner...................................................   54
            Philip Guarascio...............................................   55
            Mark E. Jennings...............................................   34

     Daniel M. Snyder, Chairman of the Board and a founder of the Company, has served as the Chief Executive Officer and President of Snyder Communications and its predecessors since the Company was founded in 1987.

     Michele D. Snyder, a founder of the Company, has been with the Company since its inception, and currently serves as the Vice Chairman, Chief Operating Officer and a director of the Company. Ms. Snyder is responsible for the day-to-day operations of the Company, including personnel, executive management, contract negotiations and research and development of new programs. Ms. Snyder is Daniel M. Snyder's sister.

     A. Clayton Perfall, Chief Financial Officer of the Company and a director of the Company, spent fifteen years with Arthur Andersen LLP. During his tenure as a partner with Arthur Andersen LLP, Mr. Perfall had a wide range of responsibilities within the Washington, D.C., Baltimore, Maryland and Richmond, Virginia marketplaces, including responsibility for the firm's Structured Finance and Financial Products tax practice and responsibility for its Business Valuation Services Group. Mr. Perfall was a key participant in the development of Arthur Andersen's business strategies, the hiring of its professional staff and the development and marketing of its services

     Mortimer B. Zuckerman, a director of the Company, has been the Chairman of Boston Properties, Inc., a national real estate development and management company, since 1970. He has been the Chairman of U.S. News & World Report, L.P. and Editor-in-Chief of U.S. News & World Report since 1985, Chairman of Daily News, L.P. and Co-Publisher of the New York Daily News since 1993, Chairman of The Atlantic Monthly Company since 1980 and Chairman of the Board of Directors of Applied Graphics Technologies, Inc. since April 1996.

     Fred Drasner, a director of the Company, has been the Chief Executive Officer of Daily News, L.P. and Co-Publisher of the New York Daily News since 1993, the President of U.S. News & World Report, L.P. from 1985 to February 1997 and Chief Executive Officer of U.S. News & World Report, L.P. since 1985, the Chairman and Chief Executive Officer of Applied Graphics Technologies, Inc. since April 1996, the Chief Executive Officer of Applied Printing Technologies, L.P. since 1986, and the Vice-Chairman and Chief Executive Officer of The Atlantic Monthly Company since 1986.

     Philip Guarascio, a director of the Company, has been a Vice President of General Motors since July 1994, where is he primarily responsible for worldwide advertising resource management, managing consolidated media placement efforts and working with General Motors' North American Operations vehicle divisions to increase marketing effectiveness and efficiency. Mr. Guarascio also manages corporate image advertising activities and oversees GM Credit Card operations. Prior to his current position, from July 1992 to July 1994, Mr. Guarascio served as General Manager of Marketing and Advertising for General Motors' North American Operations. Mr. Guarascio joined General Motors in 1985 after 21 years with the New York advertising agency, D'Arcy, Masius, Benton & Bowles (formerly, Benton & Bowles, Inc.). Mr. Guarascio is Chairman Emeritus of the Advertising Council and serves on the Executive Committee of that organization. He also serves on the boards of the Association of National Advertisers, the Women's Sports Foundation and the Ellis Island Restoration Commission.

     Mark E. Jennings, a director of the Company, has been a Managing Partner of Generation Partners L.P. since August 1995. Generation Partners L.P. is the managing general partner of Generation Capital Partners L.P., a $165 million investment partnership. Prior to August 1995, he was a Partner of Centre Partners L.P., an investment affiliate of Lazard Freres & Co., where he had been employed since 1987. From 1986 to 1987, Mr. Jennings was employed at Goldman, Sachs & Co. in its Corporate Finance Department. Mr. Jennings also serves on the boards of directors of The Johnny Rockets Group, Inc., Jeepers!, Inc., LVI Holdings, Inc., Scientific Games, Inc. and Muzak Limited Partnership.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

     The Board of Directors held one meeting during 1996. During 1996, each director attended at least 75% of the aggregate of the total number of meetings of the Board (held during the period for which he or she served as a director) and the total number of meetings held by all committees of the Board on which he or she served (during the periods that he or she served), except Messrs. Guarascio and Jennings, who did not attend the one meeting of the Board of Directors held shortly after their respective elections to the Board of Directors.

     The Company's Board of Directors currently has a standing Audit Committee and a standing Compensation Committee.

     The Audit Committee, which was established in January 1997, currently consists of Messrs. Jennings and Guarascio. The Audit Committee is responsible for recommending to the full Board of Directors the engagement of the Company's independent public accountants, reviewing with the independent public accountants the audit plan and the results of each audit engagement, reviewing the independence of the independent accounts, reviewing the range of audit and non-audit fees, reviewing the adequacy of the Company's internal accounting controls, and exercising oversight with respect to the Company's code of conduct and other policies and procedures regarding adherence with legal requirements.

     The Board appointed in March 1997 a Compensation Committee consisting of Messrs. Guarascio and Jennings. The Compensation Committee will be responsible for establishing the salaries, bonuses and other compensation of the officers of the Company and its subsidiaries, and for administering the Company's 1996 Stock Incentive Plan for all employees of the Company at or above the rank of Senior Vice President.

     Messrs. Guarascio and Jennings, the only directors who are not also employees or affiliates of the Company, each were granted options to purchase 25,000 shares of Common Stock of the Company upon their election to the Board of Directors, in lieu of directors' fees.

EXECUTIVE OFFICERS

     Executive officers of the Company serve at the pleasure of the Board of Directors and are elected by the Board of Directors annually for a term expiring upon the election and qualification of their respective successors, or their earlier resignation or removal.

     Certain information regarding the executive officers of the Company, as of March 31, 1997 is set forth below. See "Election of Directors" for additional information concerning Mr. Daniel M. Snyder, the Company's Chairman of the Board of Directors, Chief Executive Officer and President, Ms. Michele D. Snyder, the Company's Vice Chairman, Chief Operating Officer and a member of the Board of Directors and Mr. A. Clayton Perfall, the Company's Chief Financial Officer and a member of the Board of Directors.

                 NAME                     AGE                          POSITION
---------------------------------------   ---    ----------------------------------------------------
Daniel M. Snyder.......................   32     Chairman of the Board of Directors, Chief Executive
                                                 Officer and President
Michele D. Snyder......................   34     Vice Chairman, Chief Operating Officer and Director
A. Clayton Perfall.....................   38     Chief Financial Officer and Director
Warren Woo.............................   36     President of Corporate Development
Shaun P. Gilmore.......................   42     President -- Direct Sales
Stephen T. Baldacci....................   35     Senior Vice President of Business Development
Terry Bateman..........................   40     General Manager of Marketing Services
Brian Benhaim..........................   40     Senior Vice President of Corporate Development
Mitchell N. Gershman...................   39     Senior Vice President of Operations
Susan L. Marentis......................   39     Senior Vice President of Client Services
David P. Pauken........................   34     Chief Accounting Officer
Bruce T. Wagner........................   46     Senior Vice President of Sales
Alfred G. Wise.........................   34     Senior Vice President of Operations

     Warren Woo has served as the President of Corporate Development since September 1996 where he is mainly responsible for the strategic acquisitions of the Company. Prior to joining the Company, from March 1990 to September 1996, he served as a Managing Director at Donaldson, Lufkin and Jenrette.

     Shaun P. Gilmore joined the Company in August 1996 as President -- Direct Sales and is responsible for all aspects of the Direct Sales division including international expansion. Prior to joining the Company, Mr. Gilmore spent 16 years at AT&T where from January 1, 1996 to August 1996, he was President -- Northeast States with responsibility for AT&T's Consumer & Small Business Markets in New York and New England. In addition, Mr. Gilmore represented all of AT&T in matters of strategy and external communications for the region. From October 1993 to January 1, 1996, Mr. Gilmore was Vice President -- Global Consumer Communications Services with responsibility for all aspects of AT&T's Global Consumer Long Distance business. From 1980 to 1993, Mr. Gilmore held a variety of positions in Marketing, Finance, Operations, Field Sales, Personnel and Strategic Planning for AT&T's Business Markets division.

     Stephen T. Baldacci has served as the Senior Vice President of Business Development since December 1995. Previously, he was the Vice President of Marketing of the Company from June 1992 to December 1995, where he was responsible for oversight, development and sales of marketing programs for the Company. Prior to joining the Company, he was the Sales Development Director for Entertainment Weekly, a

Time, Inc. publication, from November 1991 to June 1992, where he was primarily responsible for the nationwide sales strategies for the publication. From December 1990 to November 1991, Mr. Baldacci served as the Market Development Manager for People Weekly, a Time, Inc. publication, where he also oversaw the nationwide sales strategy.

     Terry Bateman has served as the General Manager of Marketing Services since March 1997 and served as the Senior Vice President of Sales and Marketing in the Marketing Services division of the Company from November 1995 to March 1997. Previously, he was the Vice President of Business Development of the Company from July 1995 to November 1995 where he was primarily responsible for developing new media programs and supervising marketing personnel. Prior to joining the Company, he served as a Vice President of Marketing for Times Mirror corporation from 1994 to July 1995, where he was responsible for marketing the on-line medical service initiative of Times Mirror, and was Executive Vice President of the Medical News Network of Whittle Communications from June 1993 to 1994 where he was responsible for expanding the Medical News Network into the managed care arena. From June 1991 to June 1993, Mr. Bateman served as Executive Vice President of the Special Report Network of Whittle Communications where he oversaw the sales effort of the network. From March 1989 to June 1991, he served as President of Bateman & Associates, a marketing concern.

     Brian Benhaim has served as the Senior Vice President of Corporate Development since February 1996. From July 1993 to February 1996, he served as Vice President of Direct Sales of the Company. Prior to joining the Company in July 1993, he served from 1991 to 1993 as the President of Advanced Sensor Technologies, Inc., a company he founded to develop new products for safety-related weather instrumentation and early warning systems. From 1989 to 1991, he served as the Vice President of Marketing and Sales of Belfort Instruments, a division of TransTechnology Corporation, where he was responsible for the turnaround sales efforts of that corporation. From 1987 to 1989, Mr. Benhaim was a management consultant with Bain & Company, a management consulting firm, where he was responsible for strategic-planning and acquisition for Fortune 500 clients.

     Mitchell N. Gershman has been Senior Vice President of Operations since January 1997 and served as Senior Vice President of Operations and Direct Sales from April 1996 to December 1996. Mr. Gershman is responsible for the field operations within the Direct Sales division and oversees the operation and distributions of the Company's marketing services in that division. Prior to joining the Company, from September 1993 to March 1996, Mr. Gershman served as a Vice President of Sprint International, a division of Sprint Communications Corporation, where he was responsible for expanding Sprint's efforts in the residential and small business markets outside of the United States. From February 1991 to August 1993, he served as Vice President of the Consumer Marketing Division for Sprint where he was responsible for developing marketing partnerships and outsourcing relationships, including field sales forces to expand distribution. He also served in several capacities with MCI Telecommunications Corporation from 1980 to 1986.

     Susan L. Marentis has served as the Senior Vice President of Client Services in the Direct Sales Division of the Company since March 1996 where she is responsible for AT&T account management. She previously was the Vice President of Marketing of the Company from July 1993 to February 1996, where she was responsible for the oversight and development of sales and marketing programs in the Marketing Services division. Prior to joining the Company, from October 1991 to June 1993, Ms. Marentis was the Vice President of Sales for POP Radio at Actmedia Corporation where she managed the POP Radio product sales, creating a network in supermarkets, toy stores, and drug stores. From October 1990 to October 1991, she served as Group Sales Manager for several of Actmedia's programs where she was primarily responsible for developing new accounts.

     David B. Pauken has served as Chief Accounting Officer since August 1996. Prior to joining the Company, from July 1984 to August 1996, Mr. Pauken served in various capacities at Arthur Andersen LLP, most recently as a Senior Manager in the Washington, D.C. office. At Arthur Andersen LLP, he was primarily responsible for management of financial statement audits of publicly traded companies, including Fortune 500 companies, as well as operational and financial consulting to various entities.

     Bruce T. Wagner has served as a Senior Vice President of Sales since April 1996. Mr. Wagner is responsible for the field operations within the Direct Sales division, overseeing the operations of that division. Prior to joining the Company, Mr. Wagner served as Senior Vice President of Sales and Marketing for Oncor Communications, Inc. from 1994 to 1996, where he was responsible for the sales of the alternate operator service division and oversaw the three national sales divisions. From 1992 to 1993, he was the Vice President of Sales for the Eastern Region with Oncor Communications, where he was responsible for the region's sales of multiple product lines focused on the operator service market. As Southeast Regional Sales Manager, from 1990 to 1991, Mr. Wagner managed the long distance and operator service sales divisions for an eight state region.

     Alfred G. Wise has served as a Senior Vice President of Operations of the Company since 1993. Mr. Wise joined the Company in 1989 as Vice President of Field Operations, where he was responsible for all field operations activity. Since 1993, Mr. Wise has been responsible for the field operations within the Marketing Services division and oversees the operation and distributions for the Wallboard(R) and sampling packs programs. Prior to joining the Company, from July 1988 to June 1989, Mr. Wise worked at the New York Times Company Magazine Group for publications such as Family Circle, Child and McCall's where he was responsible for the development of circulation management programs and the analysis of potential acquisitions.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth the compensation paid to the Company's Chief Executive Officer and President and to each of the four other most highly compensated executive officers of the Company (the "Named Executive Officers") with respect to 1996.

                           SUMMARY COMPENSATION TABLE

                                                                          LONG-TERM
                                                                         COMPENSATION
                                                                            AWARDS
                                          ANNUAL COMPENSATION(1)         ------------
                                    -----------------------------------   SECURITIES
                                                          OTHER ANNUAL    UNDERLYING      ALL OTHER
         NAME AND                    SALARY     BONUS     COMPENSATION     OPTIONS      COMPENSATION
    PRINCIPAL POSITION       YEAR     ($)        ($)           ($)           (#)             ($)
---------------------------  ----   --------   --------   -------------  ------------   -------------
Daniel M. Snyder,..........  1996   $300,000   $100,000        --            --              --
  Chairman of the Board of
  Directors, Chief
  Executive Officer and
  President
Michele D. Snyder,.........  1996    200,000    100,000        --            --              --
  Vice Chairman and Chief
  Operating Officer
Terry Bateman,.............  1996    175,000    125,000        --           100,000          --
  General Manager of
  Marketing Services
Mitchell N. Gershman,......  1996    142,174     50,000        --           100,000          --
  Senior Vice President of
  Operations
Susan Marentis,............  1996    138,077    200,904        --            75,000          --
  Senior Vice President of
  Client Services

---------------
(1) The Company was organized in June 1996 to be the holding company for Snyder Communications, L.P., a limited partnership established in 1988 (the "Partnership"). On September 24, 1996, the Company consummated a reorganization (the "Reorganization"), pursuant to which the Company acquired all of the limited partnership interests of the Partnership and all of the issued and outstanding common stock of the corporate general partner of the Partnership. Prior to September 24, 1996, compensation paid to such Named Executive Officers was paid by the Partnership. See "Certain Transactions." The above compensation table excludes a former executive officer of the Partnership, who was never an executive officer of the Company.

STOCK OPTION GRANTS IN 1996

     The following table sets forth information concerning all stock options granted during 1996 to the Named Executive Officers. No stock options were awarded to Mr. Daniel M. Snyder or Ms. Michele D. Snyder during 1996. As of the date of this Proxy Statement, the Company has not granted any stock appreciation rights ("SARs") or restricted stock awards.

                             OPTION GRANTS IN 1996

                                                 INDIVIDUAL GRANTS
                                ---------------------------------------------------    POTENTIAL REALIZABLE
                                NUMBER OF    PERCENT OF                                  VALUE AT ASSUMED
                                SECURITIES     TOTAL                                   ANNUAL RATES OF STOCK
                                UNDERLYING    OPTIONS                                 PRICE APPRECIATION FOR
                                 OPTIONS     GRANTED TO   EXERCISE OR                     OPTION TERM(4)
                                 GRANTED     EMPLOYEES     BASE PRICE    EXPIRATION   -----------------------
             NAME                 (#)(1)      IN 1996     ($/SHARE)(2)    DATE(3)         5%          10%
------------------------------  ----------   ----------   ------------   ----------   ----------   ----------
Terry Bateman.................    100,000        2.4%        $17.00        9/4/04     $1,069,121   $2,709,362
Mitchell N. Gershman..........    100,000        2.4         $17.00        9/4/04     $1,069,121   $2,709,362
Susan L. Marentis.............     75,000        1.8         $17.00        9/4/04     $  801,841   $2,032,022

---------------
(1) One-fourth of each option vests on each of the first, second, third and fourth anniversary of the option grant date.

(2) The exercise price may be paid in cash, in shares of Common Stock valued at fair market value on the exercise date, or in a combination of cash and shares.

(3) The term of each option may not exceed ten years.

(4) The hypothetical potential appreciation shown in these columns reflects the required calculations at annual assumed appreciation rates of 5% and 10%, as set by the Securities and Exchange Commission, and therefore is not intended to represent either historical appreciation or anticipated future appreciation of the Common Stock.

    None of the Named Executive Officers exercised any options during 1996.

EXECUTIVE EMPLOYMENT CONTRACTS

     The Company has entered into employment agreements with each of the executive officers named in the Summary Compensation table above. The Company's employment agreements with each of Mr. Bateman, Mr. Gershman and Ms. Marentis provide that the Company will employ each such executive officer on an "at will" basis. The base salary for each such executive officer for 1996 was: Mr.
Bateman -- $175,000, Mr. Gershman -- $200,000, and Ms. Marentis -- $150,000. The
employment agreements between the Company and Mr. Bateman, Mr. Gershman and Ms. Marentis also provide for incentive bonuses based on attaining specific performance criteria. These agreements also include a non-competition commitment during the term of the agreement and for a period of 18 months after termination of the agreement and contain commitments, non-solicitation of employee provisions, and assignment of work product agreements. In addition, the Company agreed to grant to each such executive officer non-qualified stock options to acquire Common Stock.

     The Company also has entered into employment agreements with Mr. Snyder and Ms. Snyder, which were effective in September 1996 and are for a term of three years, unless sooner terminated as provided in the agreements. The agreements provide that the 1996 base salaries for Mr. Snyder and for Ms. Snyder were $300,000 and $200,000 per year, respectively. The agreements with Mr. Snyder and Ms. Snyder also provide for incentive bonuses based on attaining performance criteria to be established by the Compensation Committee or the Board of Directors, and include a non-competition commitment during the term of the agreement, confidentiality commitments, non-solicitation of employee provisions, and assignment of work product agreements.

     The Company also has entered into employment agreements with each of its other executive officers. These agreements generally include certain non-competition agreements, confidentiality commitments, non-solicitation of employee provisions and assignment of work product agreements.

                        REPORT OF THE BOARD OF DIRECTORS
                         OF SNYDER COMMUNICATIONS, INC.
                           ON EXECUTIVE COMPENSATION

     In accordance with the rules of the Securities and Exchange Commission, the Board of Directors of Snyder Communications, Inc. offers this report regarding its executive compensation policy and compensation program for the Chief Executive Officer and other executive officers of the Company in effect for 1996. This report, as well as the Performance Graph on page 14, are not soliciting materials, are not deemed filed with the Securities and Exchange Commission and are not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in any such filing.

     Prior to March 1997, the Board of Directors of the Company had not appointed a Compensation Committee. Accordingly, during 1996, the Board of Directors was responsible for the establishment of the general compensation policies of the Company and the specific compensation of its executive officers, including its Chief Executive Officer. The Board of Directors also was responsible for administering the Company's Stock Option Plan during 1996 for the Company's executive officers.

EXECUTIVE COMPENSATION POLICY

     During 1996, in setting executive compensation, the objective of the Board of Directors was to attract, retain and motivate highly qualified employees and executive officers who contribute to growth in stockholder value over time. To accomplish this objective, the Board of Directors seeks to provide strong financial incentives to the Company's executive officers, at a reasonable cost to the Company and its stockholders. Compensation currently consists principally of salary, annual performance-based bonuses and stock options granted under the Company's Stock Option Plan. In establishing certain components of compensation, the Board of Directors seeks to provide the Company's executive officers with a strong financial incentive aligned with the business objectives and performance of the Company, thereby reflecting the interests of the Company's stockholders. From September 25, 1996, the date on which the Company's Common Stock began trading on the NYSE, to December 31, 1996, the Company's share price increased by over 58%.

1996 EXECUTIVE OFFICER COMPENSATION

     During 1996, the Company's compensation for its executive officers consisted principally of salary, bonus and stock options. In setting base salaries for 1996, the Board of Directors used a subjective evaluation process considering the performance of the Company, the officer's position, level and scope of responsibility, as well as the recommendations of management with respect to base salary for such executive officer. The Board of Directors also sought to set salaries at levels that, in the opinion of the members of the Board, approximate the salary levels for outsourced marketing companies that are comparable to the Company. In addition, certain of the Company's executive officers have employment agreements that establish a base salary, subject to such increases as may be approved by the Board of Directors of the Company. See "Executive Compensation -- Executive Employment Contracts."

     Bonuses are awarded principally on the basis of the Company's performance during the period and on the Board of Directors' assessment of the extent to which the executive officer contributed to the overall profitability of the Company or a particular operating division of the Company for a specific period. In awarding performance-based bonuses, the Board of Directors during 1996 sought to set such bonuses at a level that would provide executive officers eligible to receive such bonuses with a strong incentive to contribute to the success and profitability of the Company. During 1996, a total of $600,904 was paid in bonuses to executive officers of the Company, excluding the $100,000 bonus paid to the Company's Chief Executive Officer.

     In a further attempt to link compensation to the long-term performance of the Company, in September 1996, the Company adopted the Stock Option Plan. In connection with the initial public offering of the Company, the Board of Directors awarded stock options to all of the executive officers of the Company, other than Mr. Daniel M. Snyder, the Chief Executive Officer, and Ms. Michele D. Snyder. Such option awards were made based principally on the recommendations of management. All of the options granted under the Stock Option Plan in 1996 were non-qualified stock options with an exercise price that was equal to the fair market value of the Common Stock on the option grant date. Options granted in conjunction with the Company's initial public offering were granted with an exercise price equal to the initial public offering price of $17.00 per share. Generally, the options granted under the Stock Option Plan vest ratably over a four-year period on the anniversary date of the option grant date. However, in connection with the initial public offering of the Company, a portion of the stock options granted to certain of the executive officers of the Company by the Board of Directors vested immediately upon the consummation of the initial public offering. Under the Stock Option Plan, an aggregate of 2,940,000 stock options were granted to 12 executive officers of the Company during 1996.

1996 CHIEF EXECUTIVE OFFICER COMPENSATION

     During 1996, the Board of Directors of the Company entered into an Employment Agreement with Mr. Daniel M. Snyder, the Company's Chief Executive Officer. The Employment Agreement provides that Mr. Snyder's base salary for 1996 is $300,000. Under the Employment Agreement, Mr. Snyder also is eligible to receive such bonuses as may be awarded from time to time by the Board of Directors. Mr. Snyder received a bonus of $100,000 with respect to 1996. In the subjective view of the Board of Directors, Mr. Snyder's base salary and bonus are roughly comparable to, or below, the median base salary and bonus awarded by comparable companies to their Chief Executive Officers. Further, the Board of Directors believes that such compensation is reasonable in light of the significant and material contributions of Mr. Snyder to the day-to-day business operations of the Company and the consummation in 1996 of the Company's initial public offering. The Board of Directors did not make any stock option or other stock-based incentive awards to Mr. Snyder during 1996. The Board of Directors determined that, given Mr. Snyder's substantial beneficial ownership of the Company's Common Stock, his long-term interests in the performance and profitability are aligned with those of other stockholders and, accordingly, no additional financial, stock-based incentives were warranted.

     Potential Effect of Section 162(m) of the Internal Revenue Code. Section 162(m) of the Internal Revenue Code generally sets a limit of $1 million on the amount of compensation paid to executive employees (other than enumerated categories of compensation, including performance-based compensation) that may be deducted by a publicly-held company. It is the policy of the Board of Directors to seek to qualify executive compensation for deductibility to the extent that such policy is consistent with the Company's overall objectives and executive compensation policy. Compensation attributable to stock options granted under the Company's Stock Option Plan currently is excluded from the $1 million limit as "qualified performance-based compensation" under the transition rules contained in applicable Treasury regulations. None of the Company's executive officers received compensation in 1996 in excess of the limits imposed under Section 162(m).

                                          BOARD OF DIRECTORS:

                                          Daniel M. Snyder
                                          Michele D. Snyder
                                          A. Clayton Perfall
                                          Mortimer B. Zuckerman
                                          Fred Drasner
                                          Philip Guarascio
                                          Mark E. Jennings

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Prior to March 1997, the Board of Directors of the Company had not appointed a Compensation Committee. Accordingly, during 1996, the Board of Directors was responsible for the establishment of the general compensation policies of the Company.

     Throughout 1996, Mr. Daniel M. Snyder, the Chief Executive Officer and President of the Company, and Ms. Michele D. Snyder, the Chief Operating Officer of the Company, also served as a directors of the Company. Mr. A. Clayton Perfall, the Chief Financial Officer of the Company, was elected as a director of the Company in September 1996, and continued to serve as such for the remainder of 1996. Finally, Mr. Brian Benhaim, Senior Vice President of Corporate Development, also served as a director of the Company from September 1996 through January 1997. Each of these executive officers absented himself or herself from all discussions relating to, and abstained from voting on, resolutions concerning his or her own compensation.

     In addition, Mr. Mortimer B. Zuckerman and Mr. Fred Drasner also have served as directors of the Company since September 1996. Mr. Zuckerman and Mr. Drasner also are the beneficial owners of U.S.N. College Marketing, L.P. ("USN"), the original limited partner of the Partnership, and beneficially own U.S. News & World Report. On September 24, 1996, the Company consummated a Reorganization, pursuant to which the Company acquired all of the limited partnership interests of the Partnership and all of the issued and outstanding common stock of SMS. In the Reorganization, each 1% interest in the Partnership was exchanged, directly by the limited partners of the Partnership or indirectly by the stockholders of SMS, for 294,584 shares of the Company's Common Stock. In the Reorganization, 29,458,400 aggregate shares of Common Stock of the Company were issued in exchange for 100% of the Partnership.

     Prior to the Reorganization, the Partnership distributed to its partners in one or more distributions, including SMS, its then cash balance, and SMS distributed to its stockholders its then cash balance. The amount of the distributions during 1996 totaled $18.7 million, of which approximately $2.7 million was a non-cash distribution. Such distributions were made as a return to the partners on their respective investments and to allow them to pay their income tax liability. The former partners of the Partnership and the former stockholders of SMS were liable for income tax payable with respect to the Company's operations for periods prior to the consummation of the Reorganization.

     On May 18, 1995, the Partnership Agreement of the Partnership was amended to admit certain new investors as limited partners. Concurrently with the amendment, the Partnership entered into the Debenture and Partnership Interest Purchase Agreement and issued to such new investors debentures with a face amount of $6.0 million. At that date, the new investors purchased an aggregate 3% limited partnership interest in the Partnership and, concurrently, USN purchased an additional 3.15% limited partnership interest in the Partnership. A portion of the proceeds from the issuance of the debentures was distributed to the USN to repay its capital contributions in the amount of $297,773 and to repay a note to USN in the amount of $2,606,151. Another portion of the proceeds of such issuance was distributed to SMS and to USN in a special cash distribution in the amount of $1,450,000 and $1,050,000, respectively. The remaining proceeds were used for general corporate purposes.

     The Company produces a WallBoard(R) sponsored by U.S. News & World Report. The agreement between USN and the Company provides that USN will provide the Company with the use of editorial content from U.S. News & World Report, in WallBoards(R) at airports for private aircraft nationwide, in exchange for U.S. News & World Report being included as one of the sponsors in this program. The arrangement is terminable by either party upon 30 days notice. This WallBoard(R) program commenced in July 1995. Revenues earned by the Company from sponsors of this WallBoard(R) program other than U.S. News & World Report were approximately $850,000 during 1995 and $2,515,050 during 1996.

                      STOCKHOLDER RETURN PERFORMANCE GRAPH

     The following graph and table show the cumulative total stockholder return on the Company's Common Stock compared to the Standard & Poor's 500 Stock Index and a self-constructed peer group index for the periods between September 25, 1996 (the date the Company's Common Stock began trading on the New York Stock Exchange) and December 31, 1996 (the last trading day in 1996). The peer group index is composed of CUC International, Inc. and Quintiles Transnational Corp., which are public companies in the outsourced marketing services industry. The total stockholder return on each company included in the peer group index has been weighted according to such company's capitalization as of the beginning of each period. The graph assumes $100 was invested on September 24, 1996 in (1) the Company's Common Stock, (2) the Standard & Poor's 500 Stock Index and (3) the outsourced marketing services industry peer group index, and assumes reinvestment of dividends.

                 COMPARISON OF 3 MONTH CUMULATIVE TOTAL RETURN*
    AMONG SNYDER COMMUNICATIONS, INC., THE S & P 500 INDEX AND A PEER GROUP

                                          SYNDER
        MEASUREMENT PERIOD            COMMUNICATIONS,
      (FISCAL YEAR COVERED)                INC.             PEER GROUP            S&P 500
9/25/96                                            100                 100                 100
12/31/96                                           159                  96                 109

* $100 INVESTED ON 9/25/96 IN STOCK OR INDEX -- INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING DECEMBER 31.

                              CERTAIN TRANSACTIONS

     The following is a description of certain transactions between the Company and each of its directors, executive officers, entities beneficially owned by its executive officers or directors and security holders known to the Company to beneficially own more than 5% of the Company's outstanding Common Stock. Certain information also is set forth under the caption "Compensation Committee Interlocks and Insider Participation."

     Reorganization. The Company was organized in June 1996 to be the holding company for Snyder Communications, L.P., a limited partnership established in 1988. U.S.N. College Marketing, L.P., a limited partnership beneficially owned by Mr. Mortimer B. Zuckerman and Mr. Fred Drasner, was a limited partner of the Partnership. Snyder Marketing Services, Inc. ("SMS"), a corporation beneficially owned in part by Mr. Daniel M. Snyder, Chairman of the Board of Directors, Chief Executive Officer and President of the Company, and Ms. Michele D. Snyder, Vice Chairman and Chief Operating Officer of the Company, was the corporate general partner of the Partnership. On September 24, 1996, the Company consummated a

Reorganization, pursuant to which the Company acquired all of the limited partnership interests of the Partnership and all of the issued and outstanding common stock of SMS. In the Reorganization, each 1% interest in the Partnership was exchanged, directly by the limited partners of the Partnership or indirectly by the stockholders of SMS, for 294,584 shares of the Company's Common Stock. In the Reorganization, 29,458,400 aggregate shares of Common Stock of the Company were issued in exchange for 100% of the Partnership.

     Prior to the Reorganization, the Partnership distributed to its partners in one or more distributions, including SMS, its then cash balance, and SMS distributed to its stockholders its then cash balance. The amount of the distributions during 1996 totaled $18.7 million, of which approximately $2.7 million was a non-cash distribution. Such distributions were made as a return to the partners on their respective investments and to allow them to pay their income tax liability. The former partners of the Partnership and the former stockholders of SMS were liable for income tax payable with respect to the Company's operations for periods prior to the consummation of the Reorganization.

     Investment in Snyder Communications, L. P. On May 18, 1995, the Partnership Agreement of the Partnership was amended to admit certain new investors as limited partners. Concurrently with the amendment, the Partnership entered into the Debenture and Partnership Interest Purchase Agreement and issued to such new investors debentures with a face amount of $6.0 million. At that date, the new investors purchased an aggregate 3% limited partnership interest in the Partnership and, concurrently, USN purchased an additional 3.15% limited partnership interest in the Partnership. A portion of the proceeds from the issuance of the debentures was distributed to USN to repay its capital contributions in the amount of $297,773 and to repay a note to USN in the amount of $2,606,151. Another portion of the proceeds of such issuance was distributed to SMS and to USN in a special cash distribution in the amount of $1,450,000 and $1,050,000, respectively. The remaining proceeds were used for general corporate purposes.

     Related Party Lending. During 1995, SMS advanced to Gerald S. Snyder, a former stockholder in the Company and Daniel M. Snyder's and Michele D. Snyder's father, $2,725,000, evidenced by a non-interest-bearing loan secured by all of Gerald S. Snyder's then-owned stock in SMS. SMS distributed the obligation, in-kind, to the stockholders of SMS, pro rata on June 30, 1996.

     Services. The Company produces a WallBoard(R) sponsored by U.S. News & World Report, a publication beneficially owned by Mortimer B. Zuckerman and Fred Drasner, directors of the Company. The agreement between U.S. News & World Report, L.P. and the Company provides that U.S. News & World Report, L.P. will provide the Company with the use of editorial content from U.S. News & World Report, in WallBoards(R) at airports for private aircraft nationwide, in exchange for U.S. News & World Report being included as one of the sponsors in this program. The arrangement is terminable by either party upon 30 days notice. This WallBoard(R) program commenced in July 1995. Revenues earned by the Company from sponsors of this WallBoard(R) program other than U.S. News & World Report were approximately $850,000 during 1995 and $2,515,050 during 1996.

     Related Party Leases. The Company leases its Bethesda, Maryland location from Boston Properties, a company beneficially owned by Mortimer B. Zuckerman, a director of the Company. The amounts paid to Boston Properties during 1994, 1995 and 1996 were $355,483, $771,855 and $1,125,542, respectively. Such space is used as the corporate headquarters for the Company and houses the Company's teleservices call stations for the Direct Sales division. The Company believes that the terms of the lease at the time the lease was entered into were no less favorable to the Company that those that could be obtained from another lessor.

     Service Arrangement With Applied Graphics Technologies, Inc. The Company is currently contemplating entering into an agreement with Applied Graphics Technologies, Inc. ("AGT") pursuant to which AGT will provide the Company with prepress services. Prepress services from AGT may be used by the Company in connection with wallboard advertising it is providing to U.S. News & World Report, L.P. under a separate agreement between the Company and U.S. News & World Report, L.P. Messrs. Zuckerman and Drasner, directors of the Company, are the beneficial owners of U.S. News & World Report, L.P. and of approximately 62.5% of the common stock of AGT. In addition, Mr. Zuckerman is the Chairman of U.S. News & World Report, L.P., Editor-in-Chief of U.S. News & World Report, and Chairman of the Board of Directors of AGT, and Mr. Drasner is the Chief Executive Officer of U.S. News & World Report, L.P. and Chairman and Chief Executive Officer and a director of AGT.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. In addition, under Section 16(a), trusts for which a reporting person is a trustee and a beneficiary (or for which a member of his immediate family is a beneficiary) may have a separate reporting obligation with regard to ownership of the Common Stock and other equity securities of the Company. Such reporting persons are required by rules of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) reports they file. Based solely upon a review of Section 16(a) reports to be furnished to the Company for 1996, or written representations that no other reports were required, the Company believes that all directors, executive officers and each beneficial owner of more than 10% of the Common Stock of the Company timely filed all reports required by Section 16(a) of the Securities Exchange Act of 1934, except that Messrs. Zuckerman, Drasner, Jennings and Woo filed late their Initial Reports of Beneficial Ownership on Form 3.

                     AMENDMENT OF 1996 STOCK INCENTIVE PLAN

                                  (PROPOSAL 2)

     The stockholders are asked to consider and vote upon a proposal to amend and restate the Company's 1996 Stock Incentive Plan (the "Stock Option Plan"), to read as set forth in Exhibit A to this Proxy Statement. If Proposal 2 is approved and adopted by the stockholders of the Company, briefly summarized, the proposed amendments to the Stock Option Plan (the "Stock Option Plan Amendments") would (1) amend the Stock Option Plan to include directors of the Company and its subsidiaries as persons eligible to participate in the Stock Option Plan; (2) immediately increase the number of shares of Common Stock authorized for issuance under the Stock Option Plan to 6,100,000 shares of Common Stock and provide for additional automatic increases in the number of shares of Common Stock subject to issuance under the Stock Option Plan in the future, at a rate equal to 17 1/2% of the number of shares of Common Stock authorized for issuance in the future; (3) amend the Stock Option Plan to clarify that, for so long as the Common Stock is listed on the New York Stock Exchange (the "NYSE"), the "Fair Market Value" of shares of Common Stock for purposes of the Stock Option Plan will mean the closing price of shares of Common Stock on the NYSE; and (4) provide that the Stock Option Plan is to be administered by such committee or committees of the Board of Directors of the Company as may be appointed by the Board, provided that the Compensation Committee of the Board of Directors of the Company is required to administer the Stock Option Plan in the case of all eligible employees of the Company and its subsidiaries at or above the rank of Senior Vice President, and the full Board of Directors will administer the Stock Option Plan for awards to directors and consultants who are not employees of the Company or a subsidiary. The Stock Option Plan was originally approved by the Board of Directors of the Company and adopted by the Company's sole stockholder in September 1996, prior to the initial public offering of Common Stock of the Company. The Stock Option Plan currently authorizes the issuance under the plan of up to 5,000,000 shares of Common Stock. At March 21, 1997, there were approximately 234,000 shares of Common Stock available for issuance under the Stock Option Plan.

     The Board of Directors believes that adding to the persons eligible to receive awards under the Stock Option Plan directors who are not also employees of the Company and its subsidiaries, provides the Company with an important tool for compensating outside directors using equity-based incentive compensation. Such compensation advances the interests of the Company and its subsidiaries by encouraging, and providing for, the acquisition of an equity interest in the Company by outside directors, thereby providing outside directors with a substantial motivation to enhance stockholder value by aligning their interests with those of the Company's stockholders.

     The Board of Directors has reviewed the Company's equity-based compensation plans and has concluded that the number of shares of Common Stock remaining available for grant under the Stock Option Plan is not sufficient to permit the Company to continue to promote the long-term growth of the Company and its subsidiaries by rewarding eligible persons with a proprietary interest in the Company. In order to provide the Company with sufficient shares of Common Stock to continue to make awards under the Stock Option Plan and promote the purposes of the plan, the Board of Directors has adopted, and is submitting to the stockholders of the Company for their approval, amendments to the Stock Option Plan to immediately increase the number of shares of Common Stock authorized for issuance under the Stock Option Plan to 6,100,000 shares of Common Stock, from 5,000,000 shares currently authorized, and to provide for additional automatic increases in the number of shares of Common Stock subject to the Stock Option Plan in the future, at a rate equal to 17 1/2% of the number of such additional shares of Common Stock that are authorized for issuance in the future by the Board of Directors.

     In addition, the Company is proposing to amend the Stock Option Plan to clarify that, for so long as the Common Stock is listed on the NYSE, the "Fair Market Value" of shares of Common Stock for purposes of the Stock Option Plan will mean the closing price of shares of Common Stock on the NYSE.

     Finally, the Company is proposing to amend the Stock Option Plan to clarify the administration of the plan. In particular, the Stock Option Plan Amendments, if approved, will amend the Stock Option Plan to provide that it is to be administered by such committee or committees of the Board of Directors of the

Company as may be appointed by the Board, provided that the Compensation Committee of the Board of Directors of the Company is required to administer the Stock Option Plan in the case of all eligible employees of the Company and its subsidiaries at or above the rank of Senior Vice President, and the full Board of Directors is required to administer the Stock Option Plan for awards to directors and consultants who are not employees of the Company or a subsidiary.

     The full text of the Stock Option Plan, as proposed to be amended and restated, is attached as Exhibit A to this Proxy Statement. If approved by the stockholders at the Annual Meeting, the amendment and restatement of the Stock Option Plan will become effective immediately.

SUMMARY OF THE STOCK OPTION PLAN AMENDMENTS

     The Company is proposing to amend and restate the Stock Option Plan, to read as set forth in Exhibit A to this Proxy Statement. Briefly summarized, the Stock Option Plan Amendments would amend the plan as follows. First, the Stock Option Plan would be amended to include directors of the Company and its subsidiaries as persons eligible to participate in the Stock Option Plan. Second, the Stock Option Plan would be amended to immediately increase the number of shares of Common Stock authorized for issuance under the Stock Option Plan to 6,100,000 shares of Common Stock, from the 5,000,000 shares of Common Stock currently authorized for issuance under the plan, and to provide for additional automatic increases in the number of shares of Common Stock subject to the Stock Option Plan in the future, at a rate equal to 17 1/2% of the number of additional shares of Common Stock that are authorized for issuance in the future. Third, the Stock Option Plan Amendments would amend the Stock Option Plan to clarify that, for so long as the Common Stock is listed on the NYSE, the "Fair Market Value" of shares of Common Stock for purposes of the Stock Option Plan will mean the closing price of shares of Common Stock on the NYSE. Finally, the Stock Option Plan Amendments would clarify that the Stock Option Plan is to be administered by such committee or committees of the Board of Directors of the Company as may be appointed by the Board, provided that the Compensation Committee of the Board of Directors of the Company is required to administer the Stock Option Plan in the case of all eligible employees of the Company and its subsidiaries at or above the rank of Senior Vice President, and the full Board of Directors will administer the Stock Option Plan for awards to directors and consultants who are not employees of the Company or a subsidiary.

SUMMARY OF MATERIAL PROVISIONS OF THE STOCK OPTION PLAN

     The following is a summary of the material provisions of the Stock Option Plan, as such plan would be in effect if the Stock Option Plan Amendments are approved as proposed:

     Shares. Subject to adjustment in certain circumstances, the Stock Option Plan would authorize the issuance upon exercise of options, stock appreciation rights and the award of restricted stock of up to 6,100,000 shares of Common Stock, an increase of 1,100,000 shares of Common Stock from the number currently authorized for issuance under the plan. The Stock Option Plan also would provide for additional automatic increases in the number of shares of Common Stock subject to the Stock Option Plan in the future, on the date the Board of Directors of the Company authorizes the issuance of additional shares of Common Stock, at a rate equal to 17 1/2% of the number of such additional shares which are authorized for issuance in the future. The 6,100,000 shares proposed to be authorized for issuance under the Stock Option Plan represent 17.4% of the Common Stock outstanding as of March 21, 1997.

     Eligibility and Awards Under the Stock Option Plan. Directors, officers, key employees and consultants of the Company and its subsidiaries designated by the committee administering the Stock Option Plan (or if no committee is appointed, the Board of Directors) are eligible to participate in the Stock Option Plan. As of March 31, 1997, the Company had seven directors, two of whom have received option grants in accordance with the Stock Option Plan. Awards to a participant under the Stock Option Plan may be in the form of a non-qualified stock option, an incentive stock option, restricted stock, a stock appreciation right, or a combination thereof. As of March 21, 1997, the Company had granted a total of 4,649,000 options to purchase shares of Common Stock of the Company under the Stock Option Plan, all of which are non-qualified stock options, including options to purchase 50,000 shares of Common Stock granted to outside directors of the Company.

As of the date of this Proxy Statement, the Company has not granted any awards of restricted stock or stock appreciation rights under the Stock Option Plan.

     Neither the establishment of the Stock Option Plan nor the granting of an award under the Stock Option Plan confers upon any plan participant the right to continue in the employ of the Company or its subsidiaries or interferes in any way with the right of the Company or any of its subsidiaries to terminate such employment at any time.

     Administration. The Stock Option Plan is administered by such committees of the Board of Directors of the Company as shall be appointed by the Board from time to time. If no committee is appointed by the Board of Directors, the full Board of Directors shall act as the committee administering the Stock Option Plan. Notwithstanding the foregoing, the Stock Option Plan must be administered by the Compensation Committee of the Board of Directors in the case of all eligible employees of the Company or any subsidiary at or above the rank of Senior Vice President. Further, in the case of awards to directors or consultants who are not also employees of the Company or its subsidiaries, the Board of Directors shall constitute the committee administering the Stock Option Plan.

     Terms and Conditions of Stock Options. An option granted under the Stock Option Plan (an "Option") is exercisable only to the extent that it is vested on the date of exercise, and no Option may be exercisable more than ten years from the date on which the Option is granted (the "Option Grant Date") (five years in the case of an incentive stock option granted to an person who owns or is deemed to own more than 10% of the total combined voting power of all classes of the Company's (or a subsidiary's) stock (a "Ten Percent Shareholder")).

     The exercise price per share (the "Option Price") under each Option granted under the Stock Option Plan may not be less than 100% (110% in the case of Ten Percent Shareholder) of the Fair Market Value of the Common Stock on the Option Grant Date. For Options granted in connection with the Company's initial public offering, the Option Price was $17.00 per share of Common Stock, which was the initial public offering price. The Common Stock is currently listed on the NYSE. For as long as the Common Stock is quoted on the NYSE, the Fair Market Value for all purposes of the Stock Option Plan on a given date will be the closing price of the Common Stock as reported on the NYSE on that date.

     An Option may be exercised, in full or in part, provided that the Option is vested. Unless provided otherwise in an Option Agreement, an Option may not be exercised earlier than six months after the Option Grant Date. Options may be exercised by written notice to the Company accompanied by payment of the Option Price for the shares with respect to which the Option is exercised. Payment of the exercise price may be made (i) in cash, (ii) with Common Stock of the Company owned by the participant, (iii) by delivery to the Company of irrevocable instructions to deliver directly to a broker the stock certificates representing the shares for which the Option is being exercised ("Option Stock") and irrevocable instructions to the broker to sell the Option Stock and to deliver promptly to the Company the portion of the proceeds equal to the Option Price and any amount necessary to satisfy the Company's obligation for withholding taxes, or (iv) any combination thereof. The value of any Common Stock used to pay the Option Price or any portion thereof will be the Fair Market Value of Common Stock on the date of exercise, and such shares must have been held by the participant for at least six months.

     In the case of incentive stock options, the aggregate Fair Market Value of the Common Stock (determined on the Option Grant Date) with respect to which Incentive Stock Options are exercisable for the first time during any calendar year may not exceed $100,000.

     Vesting. Each Option will vest in accordance with the terms stated in the Option Agreement. The committee or Board of Directors administering the Stock Option Plan may accelerate the vesting of any Option in its discretion.

     Termination of Employment. The committee or Board of Directors administering the Stock Option Plan has the authority to determine the circumstances under which an option will vest upon termination of employment of the participant for any reason. Unless determined otherwise by the committee or Board of Directors administering the Stock Option Plan, in the case of a participant who terminates employment by reason other than death or disability, such committee or Board will provide that vesting of the Option will terminate on termination of employment or service and the non-qualified stock options will terminate three months after the termination of employment or service. In the event a participant terminates employment by reason of the participant's death or disability, the Option will terminate one year following the date on which the participant terminates employment or service. In any event, non-qualified stock options will terminate no later than ten years after the Option Grant Date. Unless otherwise determined by the committee or Board of Directors administering the Stock Option Plan, in the case of any incentive stock option granted under the Stock Option Plan, the committee or Board of Directors administering the Stock Option Plan will provide that the Option will terminate on the date three months (one year, in the event the participant terminates employment by reason of death or disability) after the date on which the participant terminates employment, or, if earlier, ten years after the Option Grant Date (five years in the case of a Ten Percent Shareholder).

     Terms and Conditions of Stock Appreciation Rights. Stock appreciation rights may be granted in conjunction with all or a part of any Option granted under the Stock Option Plan, either at the time of the grant of such Option or at any subsequent time prior to the expiration of such Option; provided, however, that stock appreciation rights may not be offered or granted in connection with a prior Option without the consent of the holder of such Option. Stock appreciation rights may not be exercised by a participant who is a director or officer (within the meaning of Rule 16a-1(f) under the Securities Exchange Act of 1934, as amended) of the Company within six months after the stock appreciation rights are granted, except that this limitation will not be applicable in the event of the death or disability of such participant occurring prior to the expiration of such six-month period.

     Stock appreciation rights will be exercisable only at such time and to the extent that the Option to which they relate (the "Related Option") is exercisable. Stock appreciation rights and the Related Option may be exercised concurrently only when the Related Option is a non-qualified stock option. Upon exercise of a stock appreciation right, the participant will be entitled to the difference between the Fair Market Value of one share of Common Stock and the Option Price of one share specified in the Related Option, multiplied by the number of shares of Common Stock in respect of which the stock appreciation rights have been exercised (the "Economic Value"). A participant, upon the exercise of stock appreciation rights, will receive the Economic Value thereof, and the committee or Board of Directors administering the Stock Option Plan in its sole discretion will determine the form in which payment of such Economic Value will be made, which may be in cash, Common Stock or any combination thereof. For this purpose, the Fair Market Value of the Common Stock will be determined as of the date of exercise of the stock appreciation right.

     A stock appreciation right may be exercised without exercising the Related Option, but the Related Option will be canceled for all purposes under the Stock Option Plan to the extent of the stock appreciation right exercise. A Related Option may be exercised without exercising the stock appreciation right, but the stock appreciation right will be canceled for all purposes under the Stock Option Plan to the extent of the Related Option exercise.

     In addition to the conditions set forth above, stock appreciation rights issued in connection with incentive stock options are required to meet the following conditions: (i) each stock appreciation right must expire not later than the expiration of the Related Option, (ii) the stock appreciation right will be transferable only when the Related Option is transferable and under the same conditions and (iii) the stock appreciation right may be exercised only when the Fair Market Value of the Common Stock subject to the Related Option exceeds the Option Price of the Related Option.

     Restricted Stock. Restricted stock awarded by the committee or Board of Directors administering the Stock Option Plan will be subject to such restrictions as the committee or Board of Directors administering the Stock Option Plan may impose thereon (the "Restrictions"), including but not limited to, continuous employment with the Company or any of its subsidiaries or the attainment of specific corporate, divisional or individual performance standards or goals. The Restrictions and the restricted period may differ with respect to each participant. A restricted stock award will be subject to forfeiture if certain events specified by the committee or Board of Directors administering the Stock Option Plan occur prior to the lapse of the Restrictions. Subject to and consistent with the provisions of the Stock Option Plan, with respect to each award of restricted stock to a participant, the committee or Board of Directors administering the Stock Option Plan will determine (i) the terms and conditions of the restricted stock agreement evidencing the award, (ii) the restricted period for all or a portion of the award, (iii) the Restrictions applicable to the award, (iv) whether the participant will receive the dividends and other distributions paid with respect to an award of restricted stock as declared and paid to the holders of the shares of Common Stock during the restricted period or will be withheld by the Company for the account of the participant until the restricted periods have expired or the Restrictions have been satisfied, (v) the percentage of the award that will vest in the participant in the event of such participant's death or disability prior to the expiration of the restricted period or the satisfaction of the Restrictions applicable to an award of restricted stock and (vi) notwithstanding the restricted period and the Restrictions set forth in the restricted stock agreement, whether to shorten the restricted period or waive the Restrictions if the committee or Board of Directors administering the Stock Option Plan concludes that it is in the best interests of the Company to do so.

     Upon an award of restricted stock to a participant, the stock certificate representing the restricted stock will be issued and transferred to and in the name of the participant, whereupon the participant will become a stockholder of the Company with respect to the restricted stock and will be entitled to vote the shares of such restricted stock. The stock certificate will be held in the custody of the Company, together with stock powers executed by the participant in favor of the Company, until the restricted period expires and the Restrictions imposed on the restricted stock are satisfied.

     Amendment of the Stock Option Plan and Options. The Board of Directors of the Company generally may amend the Stock Option Plan from time to time, except that, without the approval of the stockholders of the Company, no revision or amendment may (i) change the number of shares subject to the Stock Option Plan,
(ii) change the designation of the class of employees, directors or consultants eligible to receive Options, (iii) decrease the price at which incentive stock options may be granted or (iv) remove the administration of the Stock Option Plan from the committee or Board of Directors administering the Stock Option Plan. The terms and conditions applicable to any award may thereafter be amended or modified by mutual agreement between the Company and the participant or such other persons as may then have an interest therein. Also, by mutual agreement between the Company and a participant, or under any other present or future plan of the Company, Options or other awards may be granted to a participant in substitution and exchange for, and in cancellation of, any awards previously granted to the participant under the Plan, or under any future plan of the Company.

     Non-Transferability of Awards. Except as may be provided by the Board of Directors, the Compensation Committee or other committee administering the Stock Option Plan pursuant to the terms of such plan, awards, by their terms, are not transferable by a plan participant during such participant's lifetime, and may not be assigned, exchanged, pledged, transferred or otherwise encumbered or disposed of except pursuant to a qualified domestic relations order, by will or by the applicable laws of descent and distribution. Except as may be provided by the committee or Board of Directors administering the Stock Option Plan, under the Stock Option Plan, awards are exercisable during the participant's lifetime only by the participant or such participant's guardian or legal representative.

     Corporate Changes. Subject to any required stockholder action, the number of shares of Common Stock subject to each outstanding award and the exercise price per share subject to an Option or stock appreciation right will be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of shares effected without receipt of consideration by the Company.

     If the Company merges or is consolidated with another corporation, whether or not the Company is a surviving corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all of its assets while unexercised Options remain outstanding under the Stock Option Plan, (i) after the effective date of the merger, consolidation, liquidation, sale or other disposition, as the case may be, each holder of an outstanding Option will be entitled, upon exercise of that Option, to receive, in lieu of Common Stock, the number and class or classes of shares of stock or other securities or property to which the holder would have been entitled if, immediately prior to the merger, consolidation, liquidation, sale or other disposition, the holder had been the holder of record of a number of shares of Common Stock equal to the number of shares as to which that Option may be exercised; or (ii) if Options have not already become exercisable, the committee or Board of Directors administering the Stock Option Plan may waive any limitations set forth in or imposed pursuant to the Stock Option Plan so that all Options, from and after a date prior to the effective date of any such merger, consolidation, liquidation, sale or other disposition specified by the Board, will be exercisable in full.

     Federal Income Tax Aspects. Federal, state or local law may require the withholding of taxes applicable to income resulting from an award. A participant shall be required to make appropriate arrangements with the Company or any subsidiary, as the case may be, for satisfaction of any federal, state or local taxes the Company or any subsidiary is required to withhold. The committee or Board of Directors administering the Stock Option Plan may, in its discretion and subject to such rules as it may adopt, permit the optionee to pay all or a portion of the federal, state or local withholding taxes arising in connection with an award by electing to (i) have the Company withhold shares of Common Stock, (ii) tender back shares of Common Stock received in connection with such award or (iii) deliver other previously owned shares of Common Stock, under each election such shares of Common Stock having a Fair Market Value on the date specified in the rules adopted by the committee or Board of Directors administering the Stock Option Plan equal to the amount to be withheld. The Company shall be under no obligation to issue shares of Common Stock to the participant unless the participant has made the necessary arrangements for payment of the applicable withholding taxes.

     Approval of the amendment and restatement of the Stock Option Plan to read as set forth in Exhibit A to this Proxy Statement will require the affirmative vote of a majority of the shares of the Company's Common Stock present and entitled to vote at the Annual Meeting.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE STOCK OPTION PLAN.

                            INDEPENDENT ACCOUNTANTS

     Arthur Andersen LLP has acted as the Company's independent accountants since the Company's 1995 fiscal year. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting and will be afforded the opportunity to make a statement if they so desire and to respond to appropriate questions.

                 STOCKHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

     Pursuant to rules of the Securities and Exchange Commission, in order for stockholder proposals to be presented at the 1998 Annual Meeting of stockholders, such proposals must be received by the Secretary of the Company at the Company's principal office in Bethesda, Maryland no later than December 5, 1997.

                                          By Order of the Board of Directors,

                                          Michele D. Snyder
                                          Secretary
Dated: April 2, 1997

   STOCKHOLDERS ARE REMINDED TO SIGN AND DATE THE ENCLOSED PROXY AND MAIL IT
                PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

                                                                       EXHIBIT A
                          SNYDER COMMUNICATIONS, INC.

                           1996 STOCK INCENTIVE PLAN
                         (AS AMENDED ON MARCH 7, 1997)

1. PURPOSES.

     The purposes of the Snyder Communications, Inc. 1996 Stock Incentive Plan are to promote the long-term growth of Snyder Communications, Inc. and its subsidiaries by rewarding key management employees, consultants and directors of Snyder Communications, Inc. and its subsidiaries with a proprietary interest in Snyder Communications, Inc. for outstanding long-term performance and to attract, motivate and retain highly qualified and capable employees, consultants and directors.

2. DEFINITIONS.

     Unless the context clearly indicates otherwise, the following terms shall have the following meanings:

     2.1 "Award" means an award granted to a Participant under the Plan in the form of an Option, Restricted Stock, a Stock Appreciation Right, or any combination of the foregoing.

     2.2 "Board" means the Board of Directors of the Corporation.

     2.3 "Code" means the Internal Revenue Code of 1986, as amended, or any successor law.

     2.4 "Commission" means the Securities and Exchange Commission or any successor agency.

     2.5 "Committee" means the committee administering the Plan with respect to an eligible group of persons as set forth in Section 3, or, if such a committee has not been appointed, the Board.

     2.6 "Compensation Committee" shall mean the Compensation Committee of the Board, which Committee shall consist of at least two (2) members of the Board, each of whom qualifies as both an "outside director" (within the meaning of Section 162(m)(4) of the Code) and a "non-employee director" (within the meaning of Rule 16b-3(b)(3) issued under the Securities Exchange Act of 1934).

     2.7 "Consultant" means any person performing consulting or advisory services for the Corporation or any Subsidiary, with or without compensation, including a person or entity providing services pursuant to a management services agreement with the Corporation, to whom the Corporation chooses to grant a Non-Qualified Stock Option, Restricted Stock or Stock Appreciation Right in accordance with the Plan, provided that bona fide services must be rendered by such person and such services are not rendered in connection with the sale of securities in a capital raising transaction.

     2.8 "Director" means for purposes of the grant of Awards under the Plan, a member of the Board of Directors of the Corporation or a Subsidiary.

     2.9 "Corporation" means Snyder Communications, Inc., a Delaware corporation, or any successor thereto.

     2.10 "Disability" means total disability as defined in Section 22(e)(3) of the Code.

     2.11 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     2.12 "Fair Market Value" means, on any given date, the current fair market value of shares as determined below:

          (a) If the Shares are listed upon an established stock exchange or exchanges, "Fair Market Value" means the closing price of Shares on the New York Stock Exchange, or if the Shares are not traded on the New York Stock Exchange, the exchange that trades the largest volume of Shares on the date of the Award.

          (b) If the Shares are traded on the Nasdaq National Market, "Fair Market Value" means the closing price of the Shares reported on the Nasdaq National Market on the date of the Award, provided that if there should be no sales of Shares reported on such date, the Fair Market Value of a Share on such date shall be deemed equal to the closing price as reported by the Nasdaq National Market for the last preceding date on which sales of Shares were reported.

          (c) In all other cases, "Fair Market Value" shall be determined by the Committee using any reasonable method in good faith, provided that, with respect to the initial public offering of Shares by the Corporation, "Fair Market Value" means the initial offering price to the public of such Shares.

     2.13 "Incentive Stock Option" means an Option which meets the requirements of Section 422 of the Code.

     2.14 "Non-Qualified Stock Option" means an Option which does not meet the requirements of Section 422 of the Code.

     2.15 "Option" means an option awarded under Section 7 to purchase Shares. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

     2.16 "Option Exercise Period" means the period from the Option Grant Date to the date on which an Option expires.

     2.17 "Option Grant Date" means the date upon which the Committee grants an Option to an Optionee.

     2.18 "Optionee" means an employee, Director or Consultant of the Corporation or any Subsidiary to whom an Option has been granted.

     2.19 "Participant" means an employee, Director or Consultant of the Corporation or any Subsidiary to whom an Award has been granted which has not terminated, expired or been fully exercised.

     2.20 "Plan" means this Snyder Communications, Inc. 1996 Stock Incentive Plan, as it may be amended and restated from time to time.

     2.21 "Restricted Period" means the period of time, which may be a single period or multiple periods, during which Restricted Stock awarded to a Participant remains subject to the Restrictions imposed on such Shares, as determined by the Committee.

     2.22 "Restricted Stock" means an award of Shares on which are imposed Restricted Periods and Restrictions which subject the Shares to a "substantial risk of forfeiture" as defined in Section 83 of the Code.

     2.23 "Restricted Stock Agreement" means a written agreement between a Participant and the Corporation evidencing an award of Restricted Stock.

     2.24 "Restricted Stock Award Date" means the date on which the Committee awards Restricted Shares to the Participant.

     2.25 "Restrictions" means the restrictions and conditions imposed on Restricted Stock award to a Participant, as determined by the Committee, which must be satisfied in order for the Restricted Stock award to vest, in whole or in part, in the Participant.

     2.26 "Shares, except as specifically provided in Section 6, means shares of the voting common stock, par value $0.001 per share, of the Corporation.

     2.27 "Stock Appreciation Right" means a right to receive the spread or difference between the Fair Market Value of Shares subject to an Option and the Option exercise price, either in stock or in cash, or in a combination thereof.

     2.28 "Stock Appreciation Rights Agreement" means a written agreement between a Participant and the Corporation evidencing an award of Stock Appreciation Rights.

     2.29 "Stock Option Agreement" means a written agreement between a Participant and the Corporation evidencing an award of an Option.

     2.30 "Subsidiary" means any domestic or foreign corporation or entity of which the Corporation owns, directly or indirectly, at least 50% of the total combined voting power of such corporation or other entity.

     2.31 "Ten Percent Shareholder" means an Optionee who, at the time an Incentive Stock Option is granted, owns or is deemed to own stock possessing more than 10% of the total voting power of all classes of stock of the Corporation or any Subsidiary. For purposes of determining whether an Optionee is a Ten Percent Shareholder, the ownership attribution rules of Section 424(d) of the Code (or its successor) shall apply.

     2.32 "Voting Stock" means all capital stock of the Corporation which by its terms is entitled under ordinary circumstances to vote in the election of directors.

3. ADMINISTRATION OF THE PLAN.

     3.1 Administrator of Plan. The Plan shall be administered by such Committee(s) of the Board as shall be appointed by the Board. Notwithstanding the preceding, the Plan shall be administered by the Compensation Committee of the Board in the case of all eligible employees of the Corporation or a Subsidiary at or above the rank of Senior Vice President. If no committee of the Board is appointed to administer the Plan with respect to a particular group of eligible persons (other than employees at or above the rank of Senior Vice President), the Board shall constitute the committee for such group. In the case of Awards to Directors or Consultants, who are not employees of the Corporation or a Subsidiary, the Board shall constitute the Committee.

     3.2 Authority of Committee. The appropriate Committee shall have full power and authority to:

          (i) designate the Participants to whom Options, Restricted Stock, or Stock Appreciation Rights may be awarded from time to time;

         (ii) determine the type of Award to be granted to each Participant under the Plan and the number of Shares subject thereto;

        (iii) determine the duration of the Restricted Period and the Restrictions to be imposed with respect to each Award;

         (iv) interpret and construe the Plan and adopt such rules and regulations as it shall deem necessary and advisable to implement and administer the Plan;

          (v) approve the form and terms and conditions of the Restricted Stock Agreement, Stock Option Agreement, or Stock Appreciation Rights Agreement, as the case may be, between the Corporation and the Participant; and

         (vi) designate persons other than members of the Committee to carry out its responsibilities, subject to such limitations, restrictions and conditions as it may prescribe, provided that the Compensation Committee may not delegate its authority with respect to the granting of Awards to persons at or above the rank of Senior Vice President.

     The foregoing determinations shall be made in accordance with the Committee's best business judgment as to the best interests of the Corporation and its stockholders and in accordance with the purposes of the Plan.

     3.3 Determinations of Committee. A majority of the Committee shall constitute a quorum at any meeting of the Committee, and all determinations of the Committee shall be made by a majority of its members. Any action which the Committee shall take through a written instrument signed by all of its members shall be as effective as though it had been taken at a meeting duly called and held. The Committee shall report all actions taken by it to the Board.

     3.4 Delegation. The Committee may delegate such non-discretionary administrative duties under the Plan to one or more agents as it shall deem necessary and advisable.

     3.5 Effect of Committee Determinations. No member of the Committee or the Board shall be personally liable for any action or determination made in good faith with respect to the Plan, any Award or any settlement of any dispute between a Participant and the Corporation. Any decision made or action taken by the Committee or the Board with respect to an Award or the administration or interpretation of the Plan shall be conclusive and binding upon all persons.

4. AWARDS UNDER THE PLAN.

     Awards to a Participant under the Plan may be in the form of a Non-Qualified Stock Option, an Incentive Stock Option, Restricted Stock, a Stock Appreciation Right, or a combination thereof, at the discretion of the Committee. If an Option is designated as an Incentive Stock Option, the terms of such Option shall be in conformance with Section 422 of the Code.

5. ELIGIBILITY.

     The Participants in the Plan shall be the officers, key employees, Directors and Consultants of the Corporation and its Subsidiaries designated by the Committee. A Participant who has been granted an Award under the Plan may be granted additional Awards under the Plan under such circumstances, and at such times, as the Committee may determine. Incentive Stock Options may be granted only to employees of the Corporation and its Subsidiaries.

6. SHARES SUBJECT TO PLAN.

     Subject to adjustment as provided in Section 14, the aggregate number of Shares which may be issued upon the exercise of Options or Stock Appreciation Rights and the award of Restricted Stock shall not exceed six million one hundred thousand (6,100,000) Shares, increased (except as provided below) on the date the Board authorizes the issuance of additional Shares by seventeen and one half (17 1/2) percent of the number of such additional Shares which are authorized to be issued; provided, however, that any such increase shall be made only to the extent the Corporation has authorized and unreserved Shares for such purposes. Such increase shall occur on the date of each such authorization of the issuance of additional Shares by the Board, except for authorized issuances of Shares issued with respect to Awards under the Plan or relating to changes in capitalization for which an adjustment to the Shares available under the Plan is required by Section 14. Subject to adjustment as provided in Section 14, the portion of such Shares may be issued under Incentive Stock Options pursuant to the Plan shall not exceed five million (5,000,000) Shares. Subject to adjustment as provided in Section 14, the aggregate number of Shares which may be granted pursuant to Options or Stock Appreciation Rights under this Plan to any one Participant during any calendar year under this Plan shall be one million (1,000,000) Shares. If all or any portion of any outstanding Award under the Plan for any reason expires or is terminated, the Shares allocable to the unexercised or forfeited portion of such Award may again be subject to an Award under the Plan.

7. OPTIONS.

     7.1 Terms of Options. Options granted under the Plan shall be subject to the following terms and conditions:

     (a) Option Price. The option price per Share under each Option granted by the Committee (the "Option Price") may not be less than 100% (110% in the case of a Ten Percent Shareholder) of the Fair Market Value per Share on the Option Grant Date. In no event shall the Option Price be less than the par value of such Share on the Option Grant Date.

     (b) Vesting of Options. Except as provided in this Section 7.1, Options granted by the Committee shall vest in accordance with the terms provided by the Committee in the Option Agreement. The Committee may accelerate the vesting of any Option in its discretion.

     (c) Exercise of Options. Each Option shall be exercisable on the dates and for the number of Shares as shall be provided in the related Stock Option Agreement, provided that (i) unless provided otherwise in the Option Agreement, an Option shall not be exercisable earlier than six months after the Option Grant Date, and (ii) in no event shall the Option Exercise Period exceed ten years from the Option Grant Date (five years in the case of an Incentive Stock Option granted to a Ten Percent Shareholder).

     Options may be exercised (in full or in part) only by written notice delivered to the Corporation at its principal executive office, accompanied by payment of the Option Price for the Shares as to which such Option is exercised. The Option Price of each Share shall be paid in full at the time of exercise (i) in cash, (ii) with Shares owned by the Participant, (iii) by delivery to the Corporation of (x) irrevocable instructions to deliver directly to a broker the stock certificates representing the Shares for which the Option is being exercised, and (y) irrevocable instructions to such broker to sell such Shares and promptly deliver to the Corporation the portion of the proceeds equal to the Option Price and any amount necessary to satisfy the Corporation's obligation for withholding taxes, or (iv) any combination thereof. For purposes of making payment in Shares, such Shares shall be valued at their Fair Market Value on the date of exercise of the Option and shall have been held by the Participant for at least six months.

     (d) Termination of Employment or Service of Optionee. The Committee shall have authority to determine the circumstances under which an Option will vest upon termination of the employment or service of the Optionee for any reason. Unless otherwise determined by the Committee, in the case of any Non-Qualified Stock Option, the Committee shall provide that vesting of the Option shall cease on the date of termination of employment or service and the Option shall terminate on the date which is three months after the date on which the Optionee terminates employment or service. In the event an Optionee terminates employment or service by reason of the Optionee's death or Disability, the Option shall terminate one year after the date on which the Optionee terminates employment or service as a result of death or Disability. In any event, each Non-Qualified Stock Option shall terminate no later than ten years after the Option Grant Date. Unless otherwise determined by the Committee, in the case of any Incentive Stock Option, the Committee shall provide that the Option shall terminate on the date three months (one year, in the event the Optionee terminates employment by reason of the Optionee's death or Disability) after the date on which the Optionee terminates employment, or, if earlier, ten years after the Option Grant Date (five years in the case of an Incentive Stock Option granted to a Ten Percent Stockholder). Such provisions shall be contained in the Option Agreement given to each Optionee.

     (e) Rights as a Stockholder. An Optionee or a transferee of an Option shall have no rights as a stockholder with respect to any Shares covered by any Option until the date of the issuance of a stock certificate to such person evidencing such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 14.

     (f) Investment Purpose. The Corporation shall not be obligated to sell or issue any Shares pursuant to any Option unless the Shares with respect to which the Option is being exercised are at that time registered or exempt from registration under the Securities Act of 1933, as amended.

     (g) Assumption of Options. The Corporation may issue or assume under the Plan any stock option previously granted by the Corporation or in connection with any transaction or transactions upon such terms and conditions and, in the case of any option so assumed, with such modifications or adjustments therein, as shall be determined by the Committee. Any such option so issued or assumed shall be deemed to be an Option granted under this Plan, notwithstanding that any provision of this Plan would not, except for this Section 7, permit the grant of an option having the terms and conditions, including the option price, of such option as so issued or assumed.

     (h) Incentive Stock Options. In the case of an Incentive Stock Option granted under the Plan, the aggregate Fair Market Value (determined at the Option Grant Date) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year under all incentive stock option plans of the Corporation and its Subsidiaries may not exceed $100,000.

     (i) Forfeiture of Options for Misconduct. If the President of the Corporation or his or her designee reasonably believes an Optionee (other than the President of the Corporation) has committed an act of misconduct described in this subparagraph (i) or the Chairman of the Committee reasonably believes the President of the Corporation has committed an act of misconduct described in this subparagraph (i), the President or Chairman, as appropriate, may suspend the Optionee's rights to exercise any Option pending a determination by the Committee. If the Committee determines an Optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of any obligation owed to the Corporation, breach of fiduciary duty or deliberate disregard of Corporation policy resulting in loss, damage, or injury to the Corporation, or if an Optionee makes any unauthorized disclosure of any trade secret or confidential information, breaches any written agreement with the Corporation, engages in any conduct constituting unfair competition, induces any customer to breach a contract with the Corporation, or solicits or attempts to solicit any employee of the Corporation to terminate employment with the Corporation, neither the Optionee nor the Optionee's estate shall be entitled to exercise any Option whatsoever. In making such determination, the Committee shall act fairly and shall give the Optionee an opportunity to appear and present evidence on his or her behalf at a hearing before the Committee.

     (j) Transferability of Options. Section 10 to the contrary notwithstanding, if the Committee so provides in the Option Agreement, an Option that is not an Incentive Stock Option may be transferred by a Optionee to the Optionee's children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners; provided, however, that Optionee may not receive any consideration for the transfer. The holder of an Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant. In the event of any such transfer, the Option and any SAR that relates to such Option must be transferred to the same person or persons or entity or entities.

     (k) Notice of Disposition of Shares. An Optionee shall give written notice to the Corporation of the Optionee's intent to make any disposition of the Shares acquired upon the exercise of an Incentive Stock Option if such disposition occurs within two years of the Option Grant Date or within one year of the date the Incentive Stock Option was exercised. If the Corporation or Subsidiary is required to withhold federal, state or local taxes as a result of such disposition, the Optionee shall be required to make appropriate arrangements with the Corporation or Subsidiary, as the case may be, for satisfaction of any federal, state or local taxes the Corporation or Subsidiary is required to withhold as a condition precedent to the transfer of the Shares by the Corporation's transfer agent. Any Shares issued to a Participant upon exercise of an Incentive Stock Option shall bear a legend reflecting this restriction.

8. RESTRICTED STOCK.

     8.1 Terms of Restricted Stock Awards. Subject to and consistent with the provisions of the Plan, with respect to each Award of Restricted Stock to a Participant, the Committee shall determine:

     (a) the terms and conditions of the Restricted Stock Agreement between the Corporation and the Participant evidencing the Award;

     (b) the Restricted Period for all or a portion of the Award;

     (c) the Restrictions applicable to the Award, including, but not limited to, continuous employment with the Corporation or any of its Subsidiaries for a specified term or the attainment of specific corporate, divisional or individual performance standards or goals, which Restricted Period and Restrictions may differ with respect to each Participant;

     (d) whether the Participant shall receive the dividends and other distributions paid with respect to an Award of Restricted Stock as declared and paid to the holders of the Shares during the Restricted Period or shall be withheld by the Corporation for the account of the Participant until the Restricted Periods have expired or the Restrictions have been satisfied, and whether interest shall be paid on such dividends and other distributions withheld, and if so, the rate of interest to be paid, or whether such dividends may be reinvested in Shares;

     (e) the percentage of the Award which shall vest in the Participant in the event of such Participant's death or Disability prior to the expiration of the Restricted Period or the satisfaction of the Restrictions applicable to an award of Restricted Stock; or

     (f) notwithstanding the Restricted Period and the Restrictions imposed on the Restricted Shares, as set forth in a Restricted Stock Agreement, whether to shorten the Restricted Period or waive any Restrictions, if the Committee concludes that it is in the best interests of the Corporation to do so.

     8.2 Delivery of Shares. Upon an Award of Restricted Stock to a Participant, the stock certificate representing the Restricted Stock shall be issued and transferred to and in the name of the Participant, whereupon the Participant shall become a stockholder of the Corporation with respect to such Restricted Stock and shall be entitled to vote the Shares. Such stock certificate shall be held in custody by the Corporation, together with stock powers executed by the Participant in favor of the Corporation, until the Restricted Period expires and the Restrictions imposed on the Restricted Stock are satisfied.

9. STOCK APPRECIATION RIGHTS.

     9.1 Grants of Stock Appreciation Rights. Stock Appreciation Rights ("SARs") may be granted in conjunction with all or a part of any Option granted under the Plan, either at the time of the grant of such Option or at any subsequent time prior to the expiration of such Option; provided, however, that SARs shall not be offered or granted in connection with a prior Option without the consent of the holder of such Option. SARs may not be exercised by an Optionee who is a director or officer (within the meaning of Rule 16a-1(f) under the Exchange Act) of the Corporation within six months after the SAR is granted, except that this limitation shall not be applicable in the event of the death or Disability of such Optionee occurring prior to the expiration of such six-month period.

     9.2 Terms of Stock Appreciation Rights. All SARs shall be subject to the following terms and conditions:

     (a) SARs shall be exercisable only at such time and to the extent that the Option to which they relate (the "Related Option") shall be exercisable. SARs and the Related Option may be exercised concurrently only when the Related Option is a Non-Qualified Stock Option.

     (b) Upon exercise of a SAR, the Optionee shall be entitled to the difference between the Fair Market Value of one Share and the Option Price of one Share specified in the Related Option times the number of Shares in respect of which the SARs shall have been exercised (the "Economic Value"). An Optionee, upon the exercise of SARs, shall receive the Economic Value thereof, and the Committee in its sole discretion shall determine the form in which payment of such Economic Value will be made, whether in cash, Shares or any combination thereof. For purposes of this Section 9.2(b), the Fair Market Value of the Shares shall be determined as of the date of exercise of the SAR.

     (c) An SAR may be exercised without exercising the Related Option, but the Related Option shall be canceled for all purposes under the Plan to the extent of the SAR exercise. A Related Option may be exercised without exercising the SAR, but the SAR shall be canceled for all purposes under the Plan to the extent of the Related Option exercise.

     (d) In addition to the conditions set forth above, SARs issued in connection with Incentive Stock Options shall meet the following conditions:

          (i) Each SAR must expire not later than the expiration of the Related Option.

         (ii) The SAR shall be transferable only when the Related Option is transferable and under the same conditions.

        (iii) The SAR may be exercised only when the Fair Market Value of the Shares subject to the Related Option exceeds the exercise price of the Related Option.

10. NON-TRANSFERABILITY OF AWARDS.

     Except as may be provided by the Committee in accordance with Section 7.1(j), Awards granted under the Plan shall not be transferable by the Participant during the Participant's lifetime and may not be assigned, exchanged, pledged, transferred or otherwise encumbered or disposed of except pursuant to a qualified domestic relations order, by will or by the applicable laws of descent and distribution. Except as may be provided by the Committee in accordance with
Section 7.1(j), Options and Stock Appreciation Rights shall be exercisable during the Participant's lifetime only by the Participant or by the Participant's guardian or legal representative.

11. WITHHOLDING OF TAXES.

     Federal, state or local law may require the withholding of taxes applicable to income resulting from an Award. A Participant shall be required to make appropriate arrangements with the Corporation or Subsidiary, as the case may be, for satisfaction of any federal, state or local taxes the Corporation or Subsidiary is required to withhold. The Committee may, in its discretion and subject to such rules as it may adopt, permit the Participant to pay all or a portion of the federal, state or local withholding taxes arising in connection with an Award by electing to (i) have the Corporation withhold Shares, (ii) tender back Shares received in connection with such Award or (iii) deliver other previously owned Shares, under each election such Shares having a Fair Market Value on the date specified in the rules adopted by the Committee equal to the amount to be withheld. The Corporation shall be under no obligation to issue Shares to the Participant unless the Participant has made the necessary arrangements for payment of the applicable withholding taxes.

12. NO RIGHT TO CONTINUED EMPLOYMENT.

     Neither the establishment of the Plan nor the granting of an Award shall confer upon any Participant any right to continue in the employ of the Corporation or any of its Subsidiaries or interfere in any way with the right of the Corporation or any of its Subsidiaries to terminate such employment at any time. No Award shall be deemed to be salary or compensation for the purpose of computing benefits under any employee benefit, pension or retirement plans of the Corporation or any of its Subsidiaries, unless the Committee shall determine otherwise.

13. AMENDMENT.

     13.1 Amendment and Termination of Awards. The terms and conditions applicable to any Award may thereafter be amended or modified by mutual agreement between the Corporation and the Participant or such other persons as may then have an interest therein. Also, by mutual agreement between the Corporation and a Participant in the Plan or under any other present or future plan of the Corporation, Options or other Awards may be granted to a Participant in substitution and exchange for, and in cancellation of, any Awards previously granted to the Participant under the Plan, or under any other future plan of the Corporation.

     13.2 Amendment and Termination of Plan. The Board may amend the Plan from time to time, except that, without approval of the stockholders of the Corporation, no such revision or amendment shall change the number of Shares which may be issued pursuant to the exercise of Incentive Stock Options subject to the Plan, change the designation of the classes of employees, Directors or Consultants eligible to receive Options, decrease the price at which Incentive Stock Options may be granted or remove the administration of the Plan from the Committee. Unless sooner terminated as provided herein, the Plan shall terminate on the tenth anniversary of its effective date. The Board may terminate this Plan at any time it deems advisable, except that Options, Restricted Stock and Stock Appreciation Rights granted under the Plan before its termination shall continue to be administered under the Plan until such Options and Stock Appreciation Rights are canceled, terminated, or are exercised and the Restricted Stock is canceled, vested or is forfeited.

14. CHANGES IN CAPITALIZATION.

     Subject to any required action by the stockholders, the number of Shares covered by each outstanding Award and the exercise price per each such Share subject to an Option or Stock Appreciation Right shall be proportionately adjusted for any increase or decrease in the number of issued Shares of the Corporation resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only on the Shares) or any other increase or decrease in the number of such Shares effected without receipt of consideration by the Corporation.

     If the Corporation merges or is consolidated with another corporation, whether or not the Corporation is a surviving corporation, or if the Corporation is liquidated or sells or otherwise disposes of substantially all of its assets while unexercised Options remain outstanding under the Plan, (i) after the effective date of the merger, consolidation, liquidation, sale or other disposition, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of that Option, to receive, in lieu of Shares, the number and class or classes of shares of stock or other securities or property to which the holder would have been entitled if, immediately prior to the merger, consolidation, liquidation, sale or other disposition, the holder had been the holder of record of a number of Shares equal to the number of Shares as to which that Option may be exercised; or (ii) if Options have not already become exercisable, the Committee may waive any limitations set forth in or imposed pursuant to the Plan so that all Options, from and after a date prior to the effective date of that merger, consolidation, liquidation, sale or other disposition, as the case may be, specified by the Committee, shall be exercisable in full.

     If the Corporation is merged into or consolidated with another corporation under circumstances where the Corporation is not the surviving corporation (other than circumstances involving a mere change in the identity, form or place of organization of the Corporation), or if the Corporation is liquidated or dissolved, or sells or otherwise disposes of substantially all of its assets to another entity while unexercised Options remain outstanding under the Plan, unless provisions are made in connection with the transaction for the continuance of the Plan and/or the assumption or substitution of Options with new options covering the stock of the successor corporation, or the parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and exercise prices, then all outstanding Options shall be canceled as of the effective date of such merger, consolidation, liquidation, dissolution, or sale.

     In the event of a change of all of the Corporation's authorized Shares with par value into the same number of Shares with a different par value or without par value, the Shares resulting from any such change shall be deemed to be the Shares within the meaning of the Plan.

     To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive; provided, that each Option which, upon grant of the Option, is specifically designated as an Incentive Stock Option shall not be adjusted in a manner that causes the Option to fail to continue to qualify as an Incentive Stock Option.

     Except as hereinbefore expressly provided in this Section 14, the Participant shall have no rights (i) by reason of any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, or (ii) by reason of any dissolution, liquidation, merger, or consolidation, spin-off of assets or stock of another corporation, or any issue by the Corporation of shares of stock of any class, nor shall any of these actions affect, or cause an adjustment to be made with respect to, the number or price of Shares subject to any Option.

     The grant of any Award pursuant to the Plan shall not affect in any way the right or power of the Corporation (i) to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, (ii) to merge or consolidate, (iii) to dissolve, liquidate, or sell or transfer all or any part of its business or assets or (iv) to issue any bonds, debentures, preferred or other preference stock ahead of or affecting the Shares. If any action described in the preceding sentence results in a fractional Share for any Participant under any Award hereunder, such fraction shall be completely disregarded and the Participant shall only be entitled to the whole number of Shares resulting from such adjustment.

15. GOVERNING LAW.

     The Plan and each Stock Option Agreement, Restricted Stock Agreement and Stock Appreciation Rights Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland.

16. EFFECTIVE DATE.

     The Plan as amended shall be effective on March 7, 1997, subject to the approval of the Plan within one year of such date by a majority of the voting shares represented and entitled to vote.

                                          SNYDER COMMUNICATIONS, INC.

                                          By:      /s/ DANIEL M. SNYDER
                                            ------------------------------------
                                            Daniel M. Snyder
                                            Chairman, President and Chief
                                              Executive Officer

Front                                                                Appendix 1
--------------------------------------------------------------------------------




                                     PROXY

                          SNYDER COMMUNICATIONS, INC.

                        6903 Rockledge Drive, 15th Floor
                               Bethesda, MD 20817

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.



     The undersigned hereby appoints A. Clayton Perfall and David B. Pauken as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote as designated on the reverse side of this card, all of the shares of Common Stock of Snyder Communications, Inc. held of record by the undersigned on March 28, 1997 at the Annual Meeting of Stockholders to be held on May 7, 1997, or any adjournment thereof.


                        (TO BE SIGNED ON REVERSE SIDE.)

--------------------------------------------------------------------------------

Back
--------------------------------------------------------------------------------
[X] Please mark your
    votes as in this
    example.


                             Withhold
                             authority
                For all      to vote
                nominees     all nominees
                listed at    listed at
                right        right                                                                           FOR  AGAINST  ABSTAIN
1. ELECTION OF    [  ]         [  ]        Nominees: Daniel M. Snyder      2. PROPOSAL TO AMEND AND          [ ]    [ ]      [ ]
   DIRECTORS                                         Michele D. Snyder        RESTATE THE COMPANY'S 1996
                                                     Mortimer B. Zuckerman    STOCK INCENTIVE PLAN TO READ
                                                     Fred Drasner             AS SET FORTH IN EXHIBIT A TO
                                                     Philip Guarascio         THE COMPANY'S PROXY STATEMENT
   INSTRUCTION: To withhold authority to             Mark E. Jennings         RELATING TO THE 1997 ANNUAL MEETING OF STOCKHOLDERS.
   vote for any individual nominee strike            A. Clayton Perfall
   a line through the nominee's
   name in the list at right.                                              3. In their discretion, the proxies are authorized to
                                                                              vote on such other business as may properly come
                                                                              before the meeting.

                                                                              THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN
                                                                              THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED
                                                                              SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL
                                                                              BE VOTED FOR PROPOSALS 1 AND 2.

                                                                              Please mark, sign, date and return the proxy card
                                                                              promptly using the enclosed envelope.


                                                                                        Dated:                                 1997
-----------------------------------------------    -------------------------------------      -------------------------------,
Signature                                          (Signature, if held jointly)

NOTE: Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

--------------------------------------------------------------------------------